Exhibit 99.1

Nuvve Corporation and Lion Electric Announce Vehicle-to-Grid (V2G) collaboration

V2G technology leader and leading electric heavy-duty vehicle manufacturer partner to provide V2G-enabled electric school buses and trucks

San Diego, CA and Montreal, QC - November 19, 2020 – Nuvve Corporation (Nuvve), a San Diego-based, green energy technology company and the global leader in vehicle-to-grid (V2G) technology, and The Lion Electric Co. (Lion Electric), a leading original equipment manufacturer of all-electric heavy-duty vehicles based in Saint-Jérôme (Québec, Canada), announced today their collaboration on launching vehicle-to-grid (V2G) technology as a standard feature of their zero-emission school buses. Last week, Nuvve announced a definitive merger agreement with Newborn Acquisition Corp. (Nasdaq: NBAC) which will result in Nuvve becoming a listed public company at closing.

Lion recently launched LionA, an all-electric mini school bus, on top of an already impressive portfolio of electric vehicles (EVs) including the LionC and LionD school buses and a wide range of electric trucks. Lion shares its electric technology across its different vehicle platforms, which means that the experience and learnings from its 6 million miles of real-world operation are transferable to all of its products. With this collaboration, Lion’s buses and Nuvve’s V2G technology will be fully integrated, which will enable the batteries of Lion vehicles to dynamically store and discharge energy when plugged in and controlled by Nuvve’s software platform.

Nuvve and Lion have already partnered on key projects demonstrating the feasibility of V2G for school districts and utilities in California and New York. A joint project in White Plains, NY is currently in operation with bidirectional power flow.

“We have been designing around V2G implementation on our platforms so as to provide our customers with the most advanced technology currently available,” said Marc Bédard, CEO and Founder of Lion Electric. “Nuvve brings its cutting edge and experienced aggregation platform to complement our robust product offering, giving our customers added value in the process.”

Nuvve has over 10 years of experience in V2G projects and deployments with operations across four continents providing several levels of services. V2G enables a more efficient use of energy on the site at which the vehicles are parked by intelligently managing the loads of energy in conjunction with local buildings. Customers can save money through reduced energy costs since EVs can be charged when electricity demand is low and costs are optimized. Furthermore, Nuvve’s V2G platform offers specialized aggregation services that pool together the collective energy stored in multiple EV’s batteries to create a virtual power plant (VPP). From this VPP, energy and power may be sold on energy markets, both at the local level and at the system level, creating additional savings.

Energy storage has been identified as a key requirement to increase the amount of renewable energy integrated onto electric grids to buffer intermittent wind and solar production and contribute power to the grid at times when it is most needed. The ability to create more resilient energy grids is a cornerstone of increasingly relying on renewable sources and can stave off catastrophic energy shortages when faced with dramatic events like the ones recently witnessed in California that led to rolling blackouts.

“Lion’s modular platform approach to designing electric vehicles provides an ideal basis for integrating V2G and enabling all of their medium and heavy vehicles to serve new purposes such as providing grid services,” said Gregory Poilasne, CEO and chairman of Nuvve. “There are many use cases for vehicles like school buses, delivery fleets, and refuse trucks that are parked for many hours during the day and overnight that make their batteries ideal for what V2G can do to stabilize the grid.”

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About Nuvve Corporation

Nuvve Corporation is a San Diego-based green energy technology company whose mission is to lower the cost of electric vehicle ownership while supporting the integration of renewable energy sources, including solar and wind. Our proprietary vehicle-to-grid (V2G) technology – Nuvve’s Grid Integrated Vehicle (GIVe™) platform – is refueling the next generation of electric vehicle fleets through cutting-edge, bidirectional charging solutions. Since its founding in 2010, Nuvve has been responsible for successful V2G projects on five continents and is deploying commercial services worldwide. For more information please visit www.nuvve.com or follow us on LinkedIn and Twitter.

Nuvve Press Contact

Marc Trahand, EVP Marketing

marc@nuvve.com

+1 858 250 9740

Nuvve Investor Contact

Lytham Partners

Robert Blum

nuvve@lythampartners.com

+1 602 889 9700

About Lion Electric

Lion Electric is an innovative manufacturer of zero-emission vehicles. The company creates, designs and manufactures all-electric class 5 to class 8 commercial urban trucks and all-electric buses and minibuses for the school, paratransit and mass transit segments. Lion is a North American leader in electric transportation and designs, builds and assembles all its vehicles’ components, including chassis, battery packs, truck cabins and bus bodies.

Always actively seeking new and reliable technologies, Lion vehicles have unique features that are specifically adapted to its users and their everyday needs. Lion believes that transitioning to all-electric vehicles will lead to major improvements in our society, environment and overall quality of life.

Lion Electric, The Bright Move

Lion Electric Press Contact:

Patrick Gervais, Vice President Marketing and Communications Patrick.gervais@thelionelectric.com

514-992-1060

About Newborn Acquisition Corp.

Newborn Acquisition Corp. is a blank check company, holding approximately $57.5 million in its trust account, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Important Information and Where to Find it

In connection with the proposed business combination, Nuvve Holdings, as the successor to Newborn, will file a registration statement on Form S-4 (the “Form S-4”) with the SEC. The Form S-4 will include a preliminary proxy statement/prospectus of Newborn and Nuvve Holdings, which Newborn will file with the SEC as a proxy statement on Schedule 14A, for the solicitation of proxies from Newborn’s shareholders and for the offering of Nuvve Holdings’ securities to the security holders of Newborn and Nuvve in the business combination. Additionally, Newborn and Nuvve Holdings will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. The definitive proxy statement/prospectus will be mailed to Newborn shareholders as of a record date to be established for voting on the proposed business combination. Investors and security holders of Newborn are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Newborn and its directors and officers may be deemed participants in the solicitation of proxies of Newborn’s shareholders in connection with the proposed business combination. Nuvve and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Newborn’s executive officers and directors in the solicitation by reading Newborn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Newborn’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement/prospectus relating to the business combination when it becomes available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

Forward Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding the proposed business combination between Newborn and Nuvve and Nuvve’s strategy, future operations, estimated and projected financial performance, prospects, plans and objectives are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Newborn and Nuvve disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Newborn and Nuvve caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either Newborn or Nuvve. In addition, Newborn cautions you that the forward-looking statements contained in this press release are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Newborn or Nuvve following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the shareholders of Newborn, or other conditions to closing in the merger agreement; (iv) the risk that the proposed business combination disrupts Nuvve’s current plans and operations as a result of the announcement of the transactions; (v) Nuvve’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Nuvve to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) risks related to the rollout of Nuvve’s business and the timing of expected business milestones; (viii) Nuvve’s dependence on widespread acceptance and adoption of electric vehicles and increased installation of charging stations; (ix) Nuvve’s ability to maintain effective internal controls over financial reporting, including the remediation of identified material weaknesses in internal control over financial reporting relating to segregation of duties with respect to, and access controls to, its financial record keeping system, and Nuvve’s accounting staffing levels; (x) Nuvve’s current dependence on sales of charging stations for most of its revenues; (xi) overall demand for electric vehicle charging and the potential for reduced demand if governmental rebates, tax credits and other financial incentives are reduced, modified or eliminated or governmental mandates to increase the use of electric vehicles or decrease the use of vehicles powered by fossil fuels, either directly or indirectly through mandated limits on carbon emissions, are reduced, modified or eliminated; (xii) potential adverse effects on Nuvve’s revenue and gross margins if customers increasingly claim clean energy credits and, as a result, they are no longer available to be claimed by Nuvve; (xiii) the effects of competition on Nuvve’s future business; (xiv) risks related to Nuvve’s dependence on its intellectual property and the risk that Nuvve’s technology could have undetected defects or errors; (xv) changes in applicable laws or regulations; (xvi) the COVID-19 pandemic and its effect directly on Nuvve and the economy generally; (xvii) risks related to disruption of management time from ongoing business operations due to the proposed business combination; (xvii) risks relating to privacy and data protection laws, privacy or data breaches, or the loss of data; and (xix) the possibility that Nuvve may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this press release materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that Newborn has filed and will file from time to time with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Newborn’s SEC filings are available publicly on the SEC’s website at www.sec.gov.